UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 29, 2007

                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)

           NEW JERSEY                 0-30121                    22-2050748
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

      On November 29, 2007, Ulticom, Inc. issued a press release announcing updates to its previously announced accounting restatement process and expected restatement adjustments. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

  Exhibit No.                           Description
  -----------                           -----------
   99.1           Press Release of Ulticom, Inc. issued on November 29, 2007.



















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



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ULTICOM, INC.



Date:  November 30, 2007                        By: /s/  Mark Kissman
                                                   -----------------------------
                                                   Name:   Mark Kissman
                                                   Title:  Senior Vice President
                                                           and Chief Financial
                                                           Officer





















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



                                  EXHIBIT INDEX

  Exhibit No.                           Description
  -----------                           -----------
   99.1           Press Release of Ulticom, Inc. issued on November 29, 2007.

























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